                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         STURM, RUGER & COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 3, 2005

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of STURM, RUGER & COMPANY, INC. (the "Company") will be held at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 on the 3rd day of May, 2005 at 10:30 a.m. to consider and act upon the following:

      1. A proposal to elect six (6) Directors to serve on the Board of Directors for the ensuing year;

      2. A proposal to approve the appointment of KPMG LLP as the Company's independent auditors for the 2005 fiscal year; and

      3. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Only holders of record of Common Stock at the close of business on March 4, 2005 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days prior to the Annual Meeting, at the Company's offices located at 411 Sunapee Street, Newport, New Hampshire 03773.

      The Company's Proxy Statement is attached hereto.

                                            By Order of the Board of Directors

                                            /s/ Leslie M. Gasper
                                            ----------------------------------
                                            Leslie M. Gasper
                                            Corporate Secretary

Southport, Connecticut
March 14, 2005

      All Stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please date, mark and sign the enclosed form of proxy and return it to Computershare Investor Services LLC, P.O. Box 2000, Bedford Park, Illinois 60499-9910. A postage-paid envelope is enclosed for your convenience.

                                TABLE OF CONTENTS

                                                                                                  PAGE
                                                                                                  ----
Proxy Solicitation and Voting Information                                                           1
Proposal No. 1: Election of Directors                                                               2
The Board of Directors and Its Committees                                                           5
Compensation Committee Report on Executive Compensation                                            11
Compensation Committee Interlocks and Insider Participation                                        12
Executive Compensation Summary Compensation Table                                                  13
Option/SAR Grants in Last Fiscal Year                                                              14
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values          15
Pension Plan Table                                                                                 16
Supplemental Executive Retirement Plan Table                                                       17
Comparison of Five-Year Cumulative Total Return                                                    19
Principal Stockholders                                                                             20
Security Ownership of Management                                                                   22
Section 16(a) Beneficial Ownership Reporting Compliance                                            23
Certain Relationships and Related Transactions                                                     23
Report of the Audit Committee                                                                      24
Proposal No. 2: Approval of Independent Auditors                                                   25
Stockholder Proposals and Director Nominations for 2006                                            27
Other Matters                                                                                      27

                                                                  March 14, 2005

STURM, RUGER & COMPANY, INC.
LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
PROXY STATEMENT
2005 ANNUAL MEETING OF THE STOCKHOLDERS

                    PROXY SOLICITATION AND VOTING INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturm, Ruger & Company, Inc. (the "Company") for use at the 2005 Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:30 a.m. on May 3, 2005 at the Lake Sunapee Country Club, 100 Country Club Lane, New London, New Hampshire 03257 or at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are first being sent to stockholders on or about March 14, 2005.

      The mailing address of the principal executive office of the Company is Lacey Place, Southport, Connecticut 06890.

      If the enclosed proxy is signed and returned, it will be voted in accordance with its terms. However, a stockholder of record may revoke his or her proxy before it is exercised by (i) giving written notice to the Company's Secretary at the Company's address indicated above, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Company's Secretary at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy). All expenses in connection with the solicitation of these proxies, which are estimated to be $75,000, will be borne by the Company.

      The Annual Report of the Company for the year ended December 31, 2004, including financial statements, is enclosed herewith.

      Only holders of Common Stock, $1.00 par value, of the Company (the "Common Stock") of record at the close of business on March 4, 2005 will be entitled to vote at the Meeting. Each holder of record of the issued and outstanding shares of voting Common Stock is entitled to one vote per share. As of March 4, 2005, 26,910,720 shares of Common Stock were issued and outstanding and there were no outstanding shares of any other class of stock. The stockholders holding a majority of the issued and outstanding Common Stock, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting.

      In accordance with the Company's by-laws and applicable law, the election of Directors will be determined by a plurality of the votes cast by the holders of shares present in person or by proxy and entitled to vote. Consequently, the six nominees who receive the greatest number of votes cast for election as Directors will be elected. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-votes") will be counted as being present at the Meeting. However, these shares will not be counted as voting on the election of Directors, with the result that such abstentions and broker non-votes will have the same effect as votes against the election of Directors.

      The affirmative vote of shares representing a majority of the shares present and entitled to vote is required to approve the appointment of KPMG LLP as the Company's independent auditors for the 2005 fiscal year, which is also to be voted on at the Meeting and to approve any other matters properly presented at the Meeting. Shares which are voted to abstain on these matters and broker non-votes will be considered present at the Meeting but will not be counted as voting for these matters, with the result that abstention and broker non-votes will have the same effect as votes against the proposal.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Six Directors will be elected at the Meeting, each to hold office until the next Annual Meeting of Stockholders or until his successor is elected and has qualified. There will be one fewer Director elected at the Meeting than was elected at last year's Annual Meeting of Stockholders. Paul X. Kelley, a Director since 1990, retired as a Director on October 7, 2004, and on October 21, 2004, rather than fill the vacancy left by General Kelley's retirement, the Board of Directors acted to reduce the number of Directors from seven to six.

      All of the six nominees for Director listed below were elected at last year's Annual Meeting. If no contrary instructions are indicated, proxies will be voted for the election of the nominees for Director listed below. Should any of the said nominees for Director not remain a candidate at the time of the Meeting (a condition which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees for Director selected by management of the Company.

      The following table sets forth certain information concerning each nominee's age, business experience, other directorships in publicly-held corporations and the number and percentage of shares of Common Stock of the Company beneficially owned by such nominee as of January 15, 2005.

                                                    BUSINESS EXPERIENCE                               FIRST      SHARES     PERCENT
                                                DURING THE PAST FIVE YEARS AND                       BECAME A  BENEFICIALLY    OF
        NAME          AGE                            OTHER DIRECTORSHIPS                             DIRECTOR     OWNED      CLASS
--------------------- --- -------------------------------------------------------------------------  --------- ------------ --------
William B. Ruger, Jr. 65  Chairman of the Board of Directors and Chief Executive Officer as of         March,  5,322,000(1)  19.59%
                          October 24, 2000. Prior thereto, Vice Chairman, Senior Executive Officer      1970
                          from July 18, 1995, and President and Chief Operating Officer from March
                          1, 1998. Governor, Sporting Arms & Ammunition Manufacturers' Institute,
                          Trustee, St. Paul's School and the Buffalo Bill Memorial Association.

Stephen L. Sanetti    55  Vice Chairman, President, Chief Operating Officer and General Counsel as     March,    232,000(2)      *
                          of May 6, 2003. Prior thereto, Senior Executive Vice President and            1998
                          General Counsel from October 24, 2000. Prior thereto, Vice President and
                          General Counsel from March 11, 1993. Governor, National Shooting Sports
                          Foundation and Hunting & Shooting Sports Heritage Foundation. Trustee,
                          Friends of Boothe Park.

John M. Kingsley, Jr. 73  Director, Neurological Institute of New Jersey and former Trustee,           April,     24,160(3)      *
                          Brundge, Story and Rose Investment Trust. Executive Vice President of th      1972
                          Company from 1971 to 1996. Former Vice President, F.S. Smithers & Company
                          Former Vice President, Finance, General Host Company. Former Associate,
                          Corporate Finance, Dillon, Read & Co., Inc. Former Senior Accountant,
                          Price, Waterhouse & Company.

Townsend Hornor       78  Director and Audit Committee member, Nickerson Lumber Company. Chairman,     April,     23,200(4)      *
                          The National Marine Life Center. Former Senior Securities Analyst member      1972
                          of Boston and New York Societies of Securities Analysts. First Vice
                          President and general partner of White Weld & Co., (investment bankers)
                          1952 to 1978. Former Director and Audit Committee member, Kollmorgen
                          Corp. Former Director, Simon & Schuster, Ealing Corp., and Endevco Corp.
                          Trustee or director of various charitable organizations.

Richard T. Cunniff    82  Vice Chairman and Director of the Sequoia Fund, an investment company      December,    55,500(5)      *
                          registered under the Investment Company Act of 1940. Vice Chairman and       1986
                          Principal of Ruane, Cunniff & Goldfarb, Inc., an investment advisor under the Investment Advisers Act of 1940.

James E. Service      74  Consultant, PGR Solutions (investment management). Commander, United         July,      21,000(6)      *
                          States Naval Air Force, Pacific Fleet, from 1985 to 1987. Director of        1992
                          Wood River Medical Center, Ketchum, Idaho from 1992 to 1996.

* Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

----------

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc. is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William B. Ruger Revocable Trust of 1988. Ruger Management, Inc. is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 250,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 1998 Stock Incentive Plan.

(2) Includes 32,000 shares of Common Stock held directly by Mr. Sanetti. Also includes 200,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 1998 Stock Incentive Plan.

(3) Includes 4,160 shares of Common Stock held directly by Mr. Kingsley. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 2001 Stock Option Plan for Non-Employee Directors.

(4) Includes 3,200 shares of Common Stock held directly by Mr. Hornor. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 2001 Stock Option Plan for Non-Employee Directors.

(5) Includes 35,500 shares of Common Stock held directly by Mr. Cunniff. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 2001 Stock Option Plan for Non-Employee Directors. Does not include 35,500 shares of Common Stock owned by Mr. Cunniff's wife as to which Mr. Cunniff disclaims beneficial ownership. Mr. Cunniff is the Vice Chairman, a director and a principal stockholder of Ruane, Cunniff & Goldfarb, Inc., which manages discretionary accounts and which holds 66,444 shares of Common Stock. The firm of Ruane, Cunniff & Goldfarb, Inc. is able to direct the sale or disposition of the 66,444 shares; however, all such shares may be voted only by their beneficial owners. Mr. Cunniff disclaims beneficial ownership of such 66,444 shares.

(6) Includes 1,000 shares of Common Stock held directly by Admiral Service. Also includes 20,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 2001 Stock Option Plan for Non-Employee Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

GENERAL

      The Board of Directors is committed to good business practice, transparency in financial reporting and the highest level of corporate governance. To that end, the Board of Directors and its committees continually review the Company's governance policies and practices against the practices of other public companies, specialists in corporate governance, the rules and regulations of the Securities and Exchange Commission (the "SEC"), Delaware law (the state in which the Company is incorporated) and the listing standards of the New York Stock Exchange, Inc. ("NYSE"). As a result of these reviews, the Board of Directors has, over the past several years, among other things:

      -     Adopted a revised charter for the Audit Committee;

      -     Adopted a charter for the Compensation Committee;

      - Established and adopted a charter for the Nominating and Corporate Governance Committee;

      -     Adopted a Code of Business Conduct and Ethics;

      -     Adopted Corporate Board Governance Guidelines;

      - Adopted a method by which stockholders can send communications to the Board of Directors;

      -     Adopted procedures for the succession of the Chief Executive
            Officer;

      -     Adopted criteria for the selection of new Directors; and

      - Caused the non-management Directors of the Board of Directors to meet regularly in executive sessions.

CORPORATE BOARD GOVERNANCE GUIDELINES

      The Company's corporate governance practices are embodied in the Corporate Board Governance Guidelines. A copy of the Corporate Board Governance Guidelines is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "Stockholder Communications" below.

BOARD OF DIRECTORS

      The Company's business and affairs are under the direction of the Board of Directors of the Company pursuant to the General Corporation Law of the State of Delaware as in effect from time to time and the Company's By-Laws. Members of the Board of Directors are kept informed of the Company's affairs through discussions with the Company's executive officers, by careful review of materials provided to them and by participating in meetings of the Board of Directors and the committees of the Board of Directors.

      More than a majority of the current Directors are "independent" under the rules of the NYSE. The Board of Directors has affirmatively determined that none of Messrs. Hornor, Kingsley, Cunniff, Kelley (prior to his retirement on October 4, 2004) and Service has or had a material relationship with the Company or any affiliate of the Company, either directly or indirectly, as a partner, shareholder or officer of an organization (including a charitable organization) that has a relationship with the Company, and are therefore "independent" for such purposes under the rules of the NYSE, including Rule 303A thereof.

      The Board of Directors held four meetings during 2004. All Directors attended all meetings of the Board of Directors as well as last year's Annual Meeting of Stockholders. It is the policy of the Company that attendance at all meetings of the Board of Directors and the Annual Meeting of Stockholders of the Company is expected of all Directors, unless the Director has been previously excused by the Chairman of the Board of Directors for good cause.

DIRECTOR COMPENSATION

      The Board of Directors believes that compensation for our independent directors should be a combination of cash and equity-based compensation.

      During 2004, the Company paid each independent Director $20,000 in annual fees for services as a member of the Board of Directors. Each Director who was not independent received $6,000 in annual fees.

      During 2004, each independent Director received an attendance fee of $1,500 per meeting, and each Director who was not independent received an attendance fee of $500 per meeting. Each independent Director received $1,500 for each committee meeting attended, and any chairman of such committee received $2,000 for each committee meeting attended. No Director who was not independent served on any committees of the Board of Directors. All Directors were reimbursed for out-of-pocket expenses related to attendance at meetings.

      On January 5, 2001, each independent Director was granted a non-qualified stock option to purchase 20,000 shares of Common Stock at an exercise price of $9.875 per share under the 2001 Stock Option Plan for Non-Employee Directors, which was approved by the stockholders of the Company on May 3, 2001. These options vested and became exercisable in four equal annual installments of 25% of the total number of options awarded, beginning on the date of grant and on each of the next succeeding three anniversaries thereafter, and all such options are therefore currently vested and exercisable.

AUDIT COMMITTEE

      In 2004, the members of the Audit Committee of the Board of Directors were Townsend Hornor, Richard T. Cunniff and General Paul X. Kelley (until his retirement on October 7, 2004). Mr. Hornor served as Committee Chairman until October 21, 2004, at which time John M. Kingsley, Jr. became the Committee Chairman. On May 4, 2004, the Board appointed John M. Kingsley, Jr. as a member of the Audit Committee and on October 21, 2004 the Board appointed Admiral James
E. Service as a member of the Audit Committee. Each of Messrs. Hornor, Kingsley, Cunniff, Kelley and Service are "independent" for purposes of service on the Audit Committee under the rules of the NYSE, including Rule 303A thereof, and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). All members of the Audit Committee are financially literate and have a working familiarity with basic finance and accounting practices. In addition, the Company has determined that Mr. Kingsley is an "audit committee financial expert" as defined by SEC rules and regulations.

      The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility with respect to its oversight of:
(i) the quality and integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditors. In addition, the Committee shall prepare the report required by SEC rules to be included in the Company's annual proxy statement.

      The Audit Committee is governed by a written charter adopted by the Board of Directors. A copy of the Audit Committee charter was attached as an appendix to the Proxy Statement furnished in connection with last year's Annual Meeting of Stockholders. A copy of the Audit Committee charter is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "Stockholder Communications" below.

      The Audit Committee held eight meetings during 2004. In addition to out-of-pocket expenses related to attendance at meetings, Mr. Hornor received $15,500, Mr. Kingsley received $5,000, including $1,500 for his attendance at one Audit Committee meeting prior to his appointment to the Committee at the invitation of the Committee Chairman, Mr. Cunniff received $12,000, General Kelley received $7,500, and Admiral Service received $1,500 for service on the Audit Committee in 2004. In fiscal 2004, Messrs. Hornor, and Cunniff, attended eight meetings of the Audit Committee, John M. Kingsley, Jr. attended two meetings and Admiral Service attended one meeting of the Audit Committee following their individual appointments to the Committee, and General Kelley attended five meetings of the Audit Committee prior to his retirement from the Board. The annual Report of the Audit Committee is included in this Proxy Statement.

COMPENSATION COMMITTEE

      In 2004, the members of the Compensation Committee of the Board of Directors were Admiral James E. Service, Richard T. Cunniff and General Paul X. Kelley (until his retirement on October 7, 2004). Admiral Service served as Committee Chairman. On October 21, 2004, the Board appointed Townsend Hornor and John M. Kingsley, Jr. as members of the Compensation Committee. Each of Messrs. Service, Cunniff, Hornor, Kelley and Kingsley are "independent" for purposes of service on the Compensation Committee under the rules of the NYSE, including Rule 303A thereof.

      The purposes of the Compensation Committee are (i) discharging the responsibilities of the Board of Directors with respect to the compensation of the Chief Executive Officer of the Company, the other executive officers of the Company and members of the Board of Directors, and under the Company's incentive and equity-based plans and (ii) producing an annual report on executive compensation to be included in the Company's annual proxy statement, in accordance with the rules and regulations of the NYSE and the SEC, and any other applicable rules or regulations.

      The Compensation Committee is governed by a written charter adopted by the Board of Directors. A copy of the Compensation Committee charter is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "Stockholder Communications" below.

      The Compensation Committee held two meetings during 2004. In addition to out-of-pocket expenses related to attendance at meetings, Admiral Service received $4,000, Mr. Cunniff received $3,000 and General Kelley received $1,500 for service on the Compensation Committee in 2004. Messrs. Hornor and Kingsley, who were not Committee members until October 21, 2004, attended the Compensation Committee meetings at the invitation of the Committee Chairman, and each received $3,000 for their attendance at such meetings. All Directors who served on the Compensation Committee in fiscal 2004 attended all meetings of the Compensation Committee in fiscal 2004.

      The annual Compensation Committee Report on Executive Compensation is included in this Proxy Statement.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

      In 2004, the members of the Nominating and Corporate Governance Committee were General Paul X. Kelley, Townsend Hornor and Admiral James E. Service. General Kelley served as Committee Chairman until his retirement on October 7, 2004, and was replaced by Townsend Hornor as Committee Chairman on October 21, 2004. On October 21, 2004, the Board appointed Richard T. Cunniff and John M. Kingsley, Jr. as members of the Nominating and Corporate Governance Committee. Each of Messrs. Kelley, Hornor, Cunniff, Kingsley and Service are "independent" for purposes of service on the Nominating and Corporate Governance Committee under the rules of the NYSE, including Rule 303A thereof.

      The Nominating and Corporate Governance Committee is responsible to the Board of Directors for identifying, vetting and nominating potential Directors and establishing, maintaining and supervising the corporate governance program. Some of these responsibilities are discussed in more detail below.

      The Nominating and Corporate Governance Committee is governed by a written charter adopted by the Board of Directors. The Nominating and Corporate Governance Committee charter is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "Stockholder Communications" below.

      The Nominating and Corporate Governance Committee held two meetings during 2004. In addition to out-of-pocket expenses related to attendance at meetings, General Kelley received $2,000, Mr. Hornor received $3,500 and Admiral Service received $3,000 for service on the Nominating and Corporate Governance Committee in 2004. Richard T. Cunniff and John M. Kingsley, Jr., who were not Committee members until October 21, 2004, attended the Nominating and Corporate Governance Committee meetings at the invitation of the Committee Chairman, and each received $3,000 in 2004 for their attendance at such meetings. In fiscal 2004, all Directors who served on the Nominating and Corporate Governance Committee attended all meetings of the Nominating and Corporate Governance Committee.

      As required under its charter, the Nominating and Corporate Governance Committee has adopted criteria for the selection of new Directors, including, among other things, career specialization, technical skills, strength of character, independent thought, practical wisdom, mature judgment, and gender and ethnic diversity. Functional skills considered important for Directors to possess include experience as a chief executive or financial officer or similar position in finance, audit, manufacturing, advertising, military, or government, and knowledge and familiarity of firearms and the firearms industry. The Committee will also consider any such qualifications as required by law or applicable rule or regulation, and will consider questions of independence and conflicts of interest. In addition, the following characteristics and abilities, as excerpted from the Company's Corporate Board Governance Guidelines, will be important considerations of the Nominating and Corporate Governance Committee:

      - personal and professional ethics, strength of character, integrity, and values;

      - success in dealing with complex problems or have obtained and excelled in a position of leadership;

      - sufficient education, experience, intelligence, independence, fairness, reasoning ability, practicality, wisdom, and vision to exercise sound and mature judgment;

      - stature and capability to represent the Company before the public and the stockholders;

      - the personality, confidence, and independence to undertake full and frank discussion of the Company's business assumptions;

      - willingness to learn the business of the Company, to understand all Company policies, and to make themselves aware of the Company's finances; and

      - willingness at all times to execute their independent business judgment in the conduct of all Company matters.

      The charter also grants the Nominating and Corporate Governance Committee the responsibility to identify and meet individuals believed to be qualified to serve on the Board and recommend that the Board select candidates for directorships. The Nominating and Corporate Governance Committee's process for identifying and evaluating nominees for Director, as set forth in the charter, includes inquiries into the backgrounds and qualifications of candidates. These inquiries include studies by the Nominating and Corporate Governance Committee and may also include the retention of a professional search firm to be used to assist it in identifying or evaluating candidates. The Nominating and Corporate Governance Committee has to date retained the firm of Korn/Ferry International to assist in the search for qualified Directors.

      The Nominating and Corporate Governance Committee has a written policy which states that it will consider Director candidates recommended by stockholders. There is no difference in the manner in which the Nominating and Corporate Governance Committee will evaluate nominees recommended by stockholders and the manner in which it evaluates candidates recommended by other sources. Any stockholder interested in recommending a candidate for consideration should send information relating to such stockholder's ownership of Common Stock of the Company, the biographical information about the candidate as set forth under Proposal No. 1 of this Proxy Statement, a statement of the qualifications of the candidate and at least three business references, to the Corporate Secretary, Sturm, Ruger & Company, Inc., 1 Lacey Place, Southport, CT 06890. The Corporate Secretary will accept such recommendations and forward them to the Chairman of the Nominating and Corporate Governance Committee. In order to be considered for inclusion by the Nominating and Corporate Governance Committee as a candidate at the Company's next Annual Meeting of Stockholders, stockholder recommendations for Director candidates must be received by the Company on or before November 14, 2005.

      The Company has not rejected any Director candidates put forward by a stockholder or group of stockholders who beneficially owned more than 5 percent of the Company's common stock for at least one year prior to the date of the recommendation.

STOCKHOLDER COMMUNICATIONS

      The Board of Directors has adopted a method by which stockholders can send communications to the Board of Directors. Stockholders may communicate in writing any questions or other communications to the Board of Directors by contacting the Corporate Secretary at Sturm, Ruger & Company, Inc., 1 Lacey Place, Southport, CT 06890; or by telephone at (203) 259-7843; or by fax at
(203) 256-3367; or by use of the Company's corporate communications "hotline" at 1-800-826-6762. The "hotline" is monitored 24 hours a day, 7 days a week. Stockholders may also communicate in writing any questions or other communications to the non-management Directors of the Board of Directors, in the same manner.

      Stockholders may contact the Corporate Secretary at (203) 259-7843 or Computershare Investor Services, LLC, which is the Company's stock transfer agent, at (312) 360-5190 for questions regarding routine stockholder matters.

CODE OF BUSINESS CONDUCT AND ETHICS

      The Board of Directors has adopted a "Code of Business Conduct and Ethics" as part of the Company's Corporate Compliance Program, which governs the obligation of all employees, executive officers and Directors of the Company to conform their business conduct to be in compliance with all applicable laws and regulations, among other things. The Code of Business Conduct and Ethics is posted on the Company's website at www.ruger.com, and is available in print to any stockholder who requests it by contacting the Corporate Secretary as set forth in "Stockholder Communications" below.

NON-MANAGEMENT DIRECTORS

      The non-management Directors of the Board of Directors meet regularly in executive sessions and each such meeting is led by a presiding Director. The current presiding Director is John M. Kingsley, Jr., who was selected on May 4, 2004. A new presiding Director is chosen annually for a one-year term at the first executive session held in concurrence with the organizational meeting of the Board of Directors held after each Annual Meeting of Stockholders. The Director who is the most senior Director, based on the number of years of service as a Director of the Company, and who has not previously served as presiding Director of the executive sessions (or has not so served for the greatest period of time prior to such decision), is chosen to be the presiding Director. The presiding Director presides at all executive session meetings, and is also looked upon to act as an intermediary between the non-management Directors and management of the Company when special circumstances exist or communication out of the ordinary course is necessary.

                             COMPENSATION COMMITTEE

                       REPORT ON EXECUTIVE COMPENSATION *

Overall Policy

      The Company's executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's overall compensation strategy in an attempt to relate executive compensation appropriately to the Company's overall growth and success and to the executive's duties and demonstrated abilities. The objectives of this strategy are to attract and retain the best possible executives, to motivate these executives to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results. The Compensation Committee and the Board of Directors as a whole have ultimate responsibility for executive compensation.

      These reviews permit an ongoing evaluation of the relationship between the size and scope of the Company's operations, its performance and its executive compensation. The Compensation Committee also considers the legal and tax effect (including, without limitation, the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company and its executive officers.

      The Compensation Committee determines the compensation of the Company's executive officers, including the individuals whose compensation is detailed in this proxy statement. The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options, as discussed below.

Base Salaries

      Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Salary adjustments are determined by evaluating on an individual basis new responsibilities of the executive's position, changes in the scope of the operations managed, the performance of such operations, the performance of the executive in the position and annual increases in the cost of living.

Annual Bonus

      The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company. In determining annual bonuses, the Compensation Committee considers the views of the Chief Executive Officer and discusses with him the appropriate bonuses for all officers.

----------
* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Exchange Act (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed to be "soliciting material" or "filed" under the Acts.

Stock Options

      Under the Company's 1998 Stock Incentive Plan, stock options may be granted to the Company's executive officers. The Compensation Committee sets guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonuses. Stock options are designed to align the interests of executives with those of the stockholders.

      Under the 1998 Stock Incentive Plan, stock options are typically granted with an exercise price equal to the market price of the Company's common stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over time.

Chief Executive Officer's Compensation

      Following William B. Ruger, Jr.'s appointment as Chief Executive Officer on October 24, 2000, the Compensation Committee reviewed Mr. Ruger, Jr.'s compensation as well as the compensation of the Company's other executive officers who had been assigned positions of increased responsibility. Based on the Committee's recommendations as a result of this review, the Board of Directors approved an increase to William B. Ruger, Jr.'s base salary from $225,000 per year to $400,000. Mr. Ruger, Jr.'s base salary has not increased since October 24, 2000. Prior thereto, Mr. Ruger, Jr.'s base salary had not increased since January 1, 1998.

Conclusion

      Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                           COMPENSATION COMMITTEE

                                           James E. Service, Committee Chairman
                                           Richard T. Cunniff
                                           Townsend Hornor
                                           John M. Kingsley, Jr.

January 19, 2005

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

      The members of the Compensation Committee of the Company's Board of Directors for the year 2004 were those named above in the Compensation Committee Report on Executive Compensation. No member of the Committee was at any time during the year 2004 or at any other time an officer or employee of the Company. No executive officer of the Company has served on the Board of Directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

      The following table sets forth certain information with respect to the compensation for calendar years 2004, 2003 and 2002 for the Company's Chief Executive Officer and the other individuals who served as executive officers of the Company during 2004.

                                                                                                  LONG TERM COMPENSATION
                                                                                   OTHER          ----------------------
                                                       ANNUAL COMPENSATION         ANNUAL                ALL OTHER
                                                     -----------------------    COMPENSATION           COMPENSATION
NAME AND                                             SALARY (1)       BONUS         (2)                  (3), (4)
PRINCIPAL POSITION                      YEAR             $              $            $                       $
------------------                      ----         ----------     --------    -------------          -------------
William B. Ruger, Jr. -                 2004         $  408,000     $      0    $   10,876               $  31,478
   Chairman of the Board of Directors   2003            408,000       15,000        22,310                  60,792
   and Chief Executive Officer.         2002            408,500       39,500        22,310                  60,792

Stephen L. Sanetti -                    2004         $  283,000     $  7,500    $   18,773               $  21,305
   Vice Chairman of the Board of        2003            283,000       15,000        36,801                  41,757
   Directors, President, Chief          2002            283,500       32,000        36,801                  42,457
   Operating Officer and General
   Counsel.

Christopher J. Killoy -                 2004         $  175,000     $  1,000    $        0               $  13,305
   Vice President of Sales and          2003             11,330            0             0                       0
   Marketing (5)                        2002                  0            0             0                       0

Thomas A. Dineen -                      2004         $  134,500     $  7,000    $    9,182               $  10,196
   Treasurer and Chief Financial        2003            130,750       15,920        17,498                  19,716
   Officer                              2002            130,000       16,000        17,397                  19,596

Leslie M. Gasper  -                     2004         $  101,000     $  5,500    $    6,895               $   7,851
   Corporate Secretary                  2003             98,083       12,190        13,125                  14,956
                                        2002             97,500       12,000        13,048                  14,805

----------
(1)   Includes Director's fees.

(2) The amounts set forth in this column represent "gross-ups" for taxes incurred on benefits received pursuant to the Company's Supplemental Executive Profit Sharing Plan (the "Supplemental Plan").

(3) The amounts set forth in this column represent benefits received pursuant to the Company's Salaried Employees' Profit Sharing Plan, Supplemental Plan, and taxable premiums paid by the Company for group term life insurance for the named individuals, respectively, as follows: William B. Ruger, Jr., 2004 - $15,375, $14,625 and $1,478, 2003 - $30,000, $30,000
      and $792, 2002 - $30,000, $30,000 and $792; Stephen L Sanetti, 2004 - $0,
      $20,625 and $416, 2003 - $0, $41,250 and $276, 2002 - $0, $41,250 and
      $276; Christopher J. Killoy, 2004 - $13,125, $0 and $180, 2003 - $0, $0
      and $0, 2002 - $0, $0 and $0; Thomas A. Dineen, 2004 - $0, $10,088 and
      $108, 2003 - $0, $19,613 and $103, 2002 - $0, $19,500 and $96; Leslie M.
      Gasper, 2004 - $0, $7,575 and $276, 2003 - $0, $14,712 and $244, 2002 -
      $0, $14,625 and $180.

(4) The amounts set forth in this column include the taxable value of Company products given to the named individuals respectively as follows: William
      B. Ruger, Jr., 2004 - $0, 2003 - $0, 2002 - $0; Stephen L. Sanetti, 2004 -
      $264, 2003 - $231, 2002 - $931; Christopher J. Killoy, 2004 - $0, 2003 -
      $0, 2002 - $0; Thomas A. Dineen, 2004 - $0, 2003 - $0, 2002 - $0; Leslie
      M. Gasper, 2004 - $0, 2003 - $0, 2002 - $0.

(5) Christopher J. Killoy was appointed Vice President of Sales and Marketing as of November 1, 2004 and resigned from the Company as of January 25, 2005.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      The following table sets forth certain information regarding stock options and Stock Appreciation Rights ("SARs") granted during fiscal 2004 by the Company to the executive officers named in the Summary Compensation Table.




                                                     INDIVIDUAL GRANTS
                                              ----------------------------------
                                              PERCENT OF
                                                TOTAL                                                POTENTIAL REALIZABLE VALUE AT
                                NUMBER OF      OPTIONS                                              ASSUMED INTEREST RATES OF STOCK
                               SECURITIES     GRANTED TO                                          PRICE APPRECIATION FOR OPTION TERM
                               UNDERLYING     EMPLOYEES                                                          (3)
                                OPTIONS       IN FISCAL        EXERCISE OR BASE                   ----------------------------------
                               GRANTED (1)      YEAR               PRICE (2)       EXPIRATION          @5%                 @10%
     NAME                          #              %               $ / SHARE           DATE              $                    $
     ----                      -----------  -----------------  -----------------   ----------        -------              ------
William B. Ruger Jr.                0            0.0%                 n/a              n/a             n/a                  n/a

Stephen L. Sanetti                  0            0.0%                 n/a              n/a             n/a                  n/a

Christopher J. Killoy (4)           0            0.0%                 n/a              n/a             n/a                  n/a

Thomas A. Dineen                    0            0.0%                 n/a              n/a             n/a                  n/a

Leslie M. Gasper                    0            0.0%                 n/a              n/a             n/a                  n/a

----------

(1) All options granted under the Company's 1998 Stock Incentive Plan vest in five equal annual installments.

(2) The exercise price for options granted under the Company's 1998 Stock Incentive Plan is the closing price of the Common Stock as of the date of grant.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed annual rates of share price appreciation mandated by the Securities and Exchange Commission of 5% and 10% of the fair value of the Common Stock on the date of grant of the options, compounded annually from the date of the grant to the option expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent upon the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the values reflected will be achieved.

(4) Christopher J. Killoy was appointed Vice President of Sales and Marketing as of November 1, 2004 and resigned from the Company as of January 25, 2005. Mr. Killoy had no options granted under the Company's 1998 Stock Incentive Plan.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table sets forth certain information regarding stock options and SARs granted which were exercised during fiscal 2004 by the executive officers of the Company named in the Summary Compensation Table.

                                                                      NUMBER OF SECURITIES
                                                                     UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                 SHARES                                 OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/SARS AT
                               ACQUIRED ON                               FISCAL YEAR-END                  FISCAL YEAR-END
                                EXERCISE      VALUE REALIZED      EXERCISABLE/UNEXERCISABLE(1)      EXERCISABLE/UNEXERCISABLE(2)
NAME                                #                $                          #                                $
----                           -----------    --------------      ----------------------------     -----------------------------
William B. Ruger Jr.                0           $   0.00                   250,000 / 0                     $    0 /$0

Stephen L. Sanetti                  0               0.00                   200,000 / 0                          0 / 0

Christopher J. Killoy (3)           0               0.00                         0 / 0                          0 / 0

Thomas A. Dineen                    0               0.00                    35,000 / 0                          0 / 0

Leslie M. Gasper                    0               0.00                    50,000 / 0                          0 / 0

----------

(1)   Stock options awarded December 31, 1998 to William B. Ruger, Jr., Stephen
      L. Sanetti, Thomas A. Dineen and Leslie M. Gasper under the 1998 Stock Incentive Plan at an exercise price of $11.9375 per share.

(2) The closing price of the Common Stock on December 31, 2004, $9.03, was less than the exercise price on the date of grant.

(3) Christopher J. Killoy was appointed Vice President of Sales and Marketing as of November 1, 2004 and resigned from the Company as of January 25, 2005. Mr. Killoy had no options granted under the Company's 1998 Stock Incentive Plan.

                               PENSION PLAN TABLE

              Estimated Amounts of Annual Pension Payable from the
                   Salaried Employees' Retirement Income Plan
                           for the Participant's Life,
                        Commencing During 2004 at Age 65

                                                                YEARS OF CREDITED SERVICE
HIGHEST 60-CONSECUTIVE-MONTH        ---------------------------------------------------------------------------------
AVERAGE ANNUALIZED BASE PAY         15 YEARS          20 YEARS           25 YEARS          30 YEARS          35 YEARS
---------------------------         --------          --------           --------          --------          --------
       $   75,000                   $ 10,487          $ 13,983           $ 17,479          $ 17,479          $ 17,479
          100,000                     15,487            20,650             25,812            25,812            25,812
          125,000                     20,487            27,316             34,145            34,145            34,145
          150,000                     25,487            33,983             42,479            42,479            42,479
          175,000                     30,487            40,650             50,812            50,812            50,812
          200,000                     35,487            47,316             59,145            59,145            59,145
          225,000                     35,687            47,583             59,479            59,479            59,479
          250,000                     35,687            47,583             59,479            59,479            59,479

      All of the Company's salaried employees participate in the Sturm, Ruger & Company, Inc. Salaried Employees' Retirement Income Plan (the "Pension Plan"), which in general provides annual pension benefits at age 65 in the form of a straight life annuity in an amount equal to: (i) 1-1/3% of the participant's final average salary (highest 60-consecutive-month average annualized base pay during the last 120 months of employment) less 0.65% of the participant's Social Security covered compensation, multiplied by (ii) the participant's years of credited service up to a maximum of 25 years.

      The pensions listed in the table above are not subject to any offset or deduction for Social Security or any other benefits.

      As of December 31, 2004, William B. Ruger, Jr. and Leslie M. Gasper each had more than 25 years of credited service, Stephen L. Sanetti had 24 years of credited service, Thomas A. Dineen had 7 years of credited service, and Christopher J. Killoy had 1 year of credited service.

      An indication of the average annualized base pay under the Pension Plan for these individuals can be found in the Salary column of the Summary Compensation Table.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

            Estimated Amounts of Annual Plan Benefit Payable from the
                     Supplemental Executive Retirement Plan
                           for the Participant's Life,
                        Commencing During 2004 at Age 65

                                                           YEARS OF CREDITED SERVICE
                                  ----------------------------------------------------------------------------
AVERAGE ANNUAL COMPENSATION       15 YEARS          20 YEARS         25 YEARS        30 YEARS         35 YEARS
---------------------------       --------          --------         --------        --------         --------
         $ 125,000                $ 3,105           $ 11,276         $ 19,447        $  19,447        $ 19,447
           150,000                  7,105             16,609           26,113           26,113          26,113
           175,000                 11,105             21,942           32,780           32,780          32,780
           200,000                 15,105             27,276           39,447           39,447          39,447
           225,000                 19,105             32,609           46,113           46,113          46,113
           250,000                 23,105             37,942           52,780           52,780          52,780
           300,000                 32,905             51,009           69,113           69,113          69,113
           400,000                 62,905             91,009          119,113          119,113         119,113

      The Sturm, Ruger & Company, Inc. Supplemental Executive Retirement Plan (the "SERP") is a nonqualified supplemental retirement plan for certain senior executives of the Company. Two of the executive officers who appear in the Summary Compensation Table, William B. Ruger, Jr. and Stephen L. Sanetti participate in the SERP. The SERP provides an annual benefit beginning at age 65 in an amount equal to 2% of the participant's average annual compensation for each complete year of service with the Company up to a maximum of 50% of such average compensation, for those participants who retire from the Company at or after age 60 with 10 or more years of service. The annual benefits described in the table above are already reduced by the amount the participant is entitled to receive under the Pension Plan, and are further reduced by the amount of Social Security benefit the participant is entitled to receive commencing at age 65. The SERP benefit is payable as an annuity over the life of the participant, with 50% to continue for the life of the participant's surviving spouse after the participant's death. Preretirement death or disability benefits are also provided to plan participants under the SERP.

      The average annual compensation shown in the above table includes the participant's base pay, bonuses and other compensation for the participant's highest consecutive 36 months of service (or, if the participant's service was less than 36 months, then for the entire period of service) as reported in the Summary Compensation Table, except that benefits received under the Pension Plan, Salaried Employees' Profit Sharing Plan and taxable premiums paid by the Company for group term life insurance are excluded from the SERP compensation formula. The annual compensation upon which the SERP benefit is calculated is limited to $400,000. As of December 31, 2004, William B. Ruger, Jr. had more than 25 years of credited service and Stephen L. Sanetti had 24 years of credited service. The estimated amounts presented above assume that the participant attained age 65 in 2004.

      John M. Kingsley, Jr., a Director who retired as Executive Vice President of the Company on December 31, 1996, received $141,972 in benefits from the SERP during 2004.

      The SERP provides that in the event of a change in control of the Company participants in pay status shall be entitled to receive a lump-sum payment equal to the present value of the participant's benefit. Those not in pay status shall become fully vested and generally, if terminated within three years of a change in control, become entitled to a lump-sum payment. The payment shall be computed based upon the participant's average compensation and years of service with the Company on the date of change in control (provided, however, that in the event of a change in control, the participant's years of service with the Company for purposes of computing the benefit amount shall not be less than ten). A change in control is defined to mean the effective date of one of the following events:
(i) sale or exchange of substantially all of the capital stock of the Company;
(ii) sale of substantially all of the assets of the Company; (iii) sale of substantially all of the capital stock of the Company owned of record and beneficially held by members of the William B. Ruger family; or (iv) the merger or consolidation of the Company with or into one or more other corporations; and, in each of such four cases, the sale of stock or assets is to, or the exchange of stock is with, or the merger or consolidation is with or into one or more persons, firms or corporations which does not own at least 10% of the capital stock of the Company.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

       Sturm, Ruger & Company, Inc., Standard & Poor's 500 and Value Line Recreation Industry Index (Performance Results Through December 31, 2004)

                                  [LINE GRAPH]

Assumes $100 invested at the close of trading 12/99 in Sturm, Ruger & Company, Inc. Common Stock, Standard & Poor's 500 and Value Line Recreation Industry Index.

*Cumulative total return assumes reinvestment of dividends.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

                                        1999          2000         2001        2002         2003          2004
                                       ------        ------       ------      ------       ------        ------
Sturm, Ruger & Company, Inc.           100.00        116.11       159.18      135.57       174.03        145.75
Standard & Poor's 500                  100.00         89.86        78.14       59.88        75.68         82.49
Value Line Recreation Industry         100.00        102.89       145.79      147.36       220.91        299.16

The peer group in the above graph is the Value Line Recreation Industry.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth as of January 15, 2005 the ownership of Common Stock by each person of record or known by the Company to beneficially own more than 5% of such stock.

                       NAME AND ADDRESS             AMOUNT AND NATURE OF
TITLE OF CLASS       OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP         PERCENT OF CLASS
--------------       -------------------            --------------------         ----------------
 Common Stock        William B. Ruger, Jr.
                     P.O. Box 293                       5,322,000 (1)                19.59%
                     Newport, NH  03773



Common Stock         Carolyn R. Vogel                   5,022,000 (2)                18.66%
                     P.O. Box 906
                     Harrisville, NH  03450



Common Stock         Ruger Business Holdings, L.P.      4,272,000 (3)                15.87%
                     Lacey Place
                     Southport, CT  06890



Common Stock         Ruger Management, Inc.             4,272,000 (4)                15.87%
                     Lacey Place
                     Southport, CT  06890



Common Stock         NFJ Investment Group L.P.
                     2121 San Jacinto  Street           1,639,650 (5)                 6.09%
                     Suite 1840
                     Dallas, TX  75201



Common Stock         Royce & Associates, LLC
                     1414 Avenue of the Americas        1,511,400 (6)                 5.62%
                     New York, NY  10019

----------

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc., is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William B. Ruger) are co-trustees of the William B. Ruger Revocable Trust of 1988. Ruger Management, Inc., is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 250,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 1998 Stock Incentive Plan.

(2) Includes 4,272,000 shares of Common Stock as disclosed in footnote (1) above. Also includes 750,000 shares of Common Stock owned directly by Mrs. Vogel. Mrs. Vogel has sole investment and voting control with respect to such 750,000 shares.

(3) Represents the 4,272,000 shares of Common Stock disclosed in footnote (1) above.

(4) Represents the 4,272,000 shares of Common Stock disclosed in footnote (1) above.

(5) Such information is as of December 31, 2004 derived exclusively from Amendment No. 1 to Schedule 13G filed by NFJ Investment Group L.P. on February 14, 2005.

(6) Such information is as of December 31, 2004 derived exclusively from Amendment No. 2 to Schedule 13G filed by Royce & Associates, LLC on February 3, 2005.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information as of January 15, 2005 as to the number of shares of Common Stock beneficially owned by the Chief Executive Officer of the Company and the other individuals who served as executive officers of the Company during 2004, and all Directors and executive officers of the Company as a group. See ELECTION OF DIRECTORS above for such information with respect to each Director of the Company.

                                                              AMOUNT AND NATURE OF
TITLE OF CLASS           NAME OF BENEFICIAL OWNER *           BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-------------   --------------------------------------------  --------------------   ----------------
Common Stock    William B. Ruger, Jr.                            5,322,000(1)              19.59%

Common Stock    Stephen L. Sanetti                                 232,000(2)                   **

Common Stock    Christopher J. Killoy                                    0(3)                   **

Common Stock    Thomas A. Dineen                                    35,295(4)                   **

Common Stock    Leslie M. Gasper                                    50,049(5)                   **

Common Stock    Directors and executive officers as a group
                (4 non-officer Directors, 2 Directors who
                were also executive officers during 2004 and
                3 other executive officers)                      5,763,204                 21.24%

--------------------------

* The address of each of the executive officers named in this Security Ownership of Management table is c/o Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

** Beneficial owner of less than 1% of the outstanding Common Stock of the Company.

(1) Includes 4,272,000 shares of Common Stock held in the name of Ruger Business Holdings, L.P., of which the William B. Ruger Revocable Trust of 1988 is the sole limited partner and Ruger Management, Inc. is the sole general partner. William B. Ruger, Jr. and Carolyn Ruger Vogel (son and daughter of William
    B. Ruger) are co-trustees of the William B. Ruger Revocable Trust of 1988. Ruger Management, Inc. is owned by William B. Ruger, Jr. and Carolyn R. Vogel. Mr. Ruger, Jr. and Mrs. Vogel have shared investment and voting control with respect to such 4,272,000 shares of Common Stock. Also includes 800,000 shares of Common Stock owned directly by Mr. Ruger, Jr. Mr. Ruger, Jr. has sole investment and voting control with respect to such 800,000 shares. Also includes 250,000 shares of Common Stock subject to options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 1998 Stock Incentive Plan.

(2) Includes 32,000 shares of Common Stock held directly by Mr. Sanetti. Also includes 200,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 1998 Stock Incentive Plan.

(3) Mr. Killoy resigned as Vice President of Sales and Marketing of the Company on January 25, 2005.

(4) Includes 295 shares of Common Stock held directly by Mr. Dineen. Also includes 35,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 1998 Stock Incentive Plan.

(5) Includes 49 shares of Common Stock held under the CT Gift to Minors Act for the benefit of Ms. Gasper's two minor daughters. Also includes 50,000 shares of Common Stock options currently exercisable or which will become exercisable within 60 days of January 15, 2005 under the 1998 Stock Incentive Plan.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and NYSE. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of the
Section 16(a) report forms furnished to the Company and written representations that no other reports were required, that with respect to the period from January 1, 2004 through December 31, 2004, all such forms were filed in a timely manner by the Company's officers, Directors and greater than ten percent beneficial owners.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 2004, the Company paid the amount of $225,000 to Newport Mills, a company owned by William B. Ruger, Jr., the Company's Chairman of the Board and Chief Executive Officer, for the rental of storage space. The Company also paid the amount of $18,000 to Mr. Ruger, Jr. for the rental of office space owned by Mr. Ruger, Jr. in Newport, New Hampshire.

                         REPORT OF THE AUDIT COMMITTEE*

      Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion of the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, and has received the written disclosures and the letter from the independent auditors as required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees).

      The Committee discussed with the independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held eight meetings during fiscal 2004.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                  AUDIT COMMITTEE

                                  John M. Kingsley, Jr., Committee Chairman
                                  Richard T. Cunniff
                                  Townsend Hornor
                                  James E. Service

March 11, 2005

---------------------

* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Exchange Act (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed to be "soliciting material" or "filed" under the Acts.

                                 PROPOSAL NO. 2

                        APPROVAL OF INDEPENDENT AUDITORS

      KPMG LLP has served as the Company's independent auditors since August 27, 2001. Subject to the ratification of the stockholders, the Board of Directors has reappointed KPMG LLP as the Company's independent auditors for the 2005 fiscal year.

Audit Fees

      KPMG LLP's aggregate fees, including expenses reimbursed, for professional services rendered for the audit of the Company's financial statements for the 2004 fiscal year, the reviews of the Company's quarterly financial statements for the 2004 fiscal year, and the audit of internal controls for the 2004 fiscal year were $676,000 and KPMG LLP's aggregate fees, including expenses reimbursed, for professional services rendered for the audit of the Company's annual financial statements for the 2003 fiscal year and the reviews of the Company's quarterly financial statements for the 2003 fiscal year were $255,000.

Audit - Related Fees

      KPMG LLP's aggregate fees, including expenses reimbursed, for assurance and related services for the 2004 fiscal year were $50,000 and KPMG LLP's aggregate fees, including expenses reimbursed, for audit-related services for the 2003 fiscal year were $45,000. These are fees for assurance and related services performed by KPMG LLP that are reasonably related to the performance of the audit or review of the Company's financial statements, such as employee benefit and compensation plan audits.

Tax Fees

      KPMG LLP's aggregate fees, including expenses reimbursed, for services rendered for tax compliance, tax advice and tax planning for the 2004 fiscal year were $20,000 and KPMG LLP's aggregate fees, including expenses reimbursed, for services rendered for tax compliance, tax advice and tax planning for the 2003 fiscal year were $19,000. These are fees for preparation of original and amended tax returns for the Company, tax audit assistance, and tax work stemming from items reported under "Audit-Related Fees" above.

All Other Fees

      There were no fees or expenses reimbursed for services rendered by KPMG LLP to the Company, other than for services described above, for the year 2004 or the year 2003.

      It is the policy of the Audit Committee to meet and review and approve in advance, on a case-by-case basis, all engagements by the Company of permissible non-audit services or audit, review or attest services for the Company to be provided by the independent auditors, with exceptions provided for de minimus amounts under certain circumstances as prescribed by the Exchange Act. The Audit Committee may, at some later date, establish a more detailed pre-approval policy pursuant to which such engagements may be pre-approved without a meeting of the Audit Committee. Any request to perform any such services must be submitted to the Audit Committee by the independent auditor and management of the Company and must include their views on the consistency of such request with the SEC's rules on auditor independence.

      All of the services of KPMG LLP described above under "Audit-Related Fees" and "Tax Fees" were approved by the Audit Committee in accordance with its policy on permissible non-audit services or audit, review or attest services for the Company to be provided by its independent auditors, and no such approval was given through a waiver of such policy for de minimus amounts or under any of the other circumstances as prescribed by the Exchange Act.

      Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

             STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2006

      To be considered for inclusion in the Proxy Statement distributed by the Company in connection with next year's Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to the Company by November 14, 2005. Any stockholder proposal to be considered at next year's Annual Meeting of Stockholders, but not included in next year's Proxy Statement, must be submitted in writing to the Company by January 28, 2006.

      Recommendations for nominees to stand for election as Directors at next year's Annual Meeting of Stockholders must be received by November 14, 2005 and include the information as required under "THE BOARD OF DIRECTORS AND ITS COMMITTEES - Nominating and Corporate Governance Committee" described above.

      All stockholder proposals or Director nominations should be submitted to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

                                  OTHER MATTERS

      Management of the Company does not intend to present any business at the Meeting other than as set forth in Items 1 and 2 of the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on such matters.

      The Company, upon written request, will provide without charge to each person entitled to vote at the Meeting a copy of its Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2004, including the financial statements and financial statement schedules. Such requests should be directed to Leslie M. Gasper, Corporate Secretary, Sturm, Ruger & Company, Inc., Lacey Place, Southport, Connecticut 06890.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Leslie M. Gasper
                                            ----------------------------------
                                            Leslie M. Gasper
                                            Corporate Secretary
Southport, Connecticut
March 14, 2005

                            LAKE SUNAPEE COUNTRY CLUB
                              100 COUNTRY CLUB LANE
                         NEW LONDON, NEW HAMPSHIRE 03257
                                 (603) 526-6040

FROM NEW YORK (APPROXIMATELY 5 HOURS BY CAR) -

      1) Take Interstate 95 North to Interstate 91 North in New Haven, Connecticut.

      2) Follow I-91 through Massachusetts to Interstate 89 at White River Junction, Vermont.

      3) Take I-89 South to Exit 11. Turn left at end of ramp, go straight 1-1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

      4) Turn right into entrance; proceed approximately -1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

FROM BOSTON (APPROXIMATELY 1-3/4 HOURS BY CAR) -

      1) Take Interstate 93 North from Boston to Interstate 89 North in Concord, New Hampshire.

      2) In Concord, take I-89 North to Exit 11. Turn right at end of ramp, go straight 1-1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

      3) Turn right into entrance; proceed approximately -1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

FROM MANCHESTER AIRPORT (APPROXIMATELY 1 HOUR BY CAR) -

      1) When leaving Manchester Airport, turn right onto Brown Street (residential). Go right onto Route 293/101 East, then left to Interstate 93 North toward Concord, New Hampshire.

      2) In Concord, take Interstate 89 North to Exit 11. Turn right at end of ramp, go straight 1-1/2 miles to 2nd flashing light. Fairway Motel and entrance to Lake Sunapee Country Club is on the right.

      3) Turn right into entrance; proceed approximately -1/4 mile to LAKE SUNAPEE COUNTRY CLUB INN.

PROXY                                                                      PROXY

                          STURM, RUGER & COMPANY, INC.
                    LACEY PLACE, SOUTHPORT, CONNECTICUT 06890

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2005

      The undersigned hereby appoints William B. Ruger, Jr., Stephen L. Sanetti and Leslie M. Gasper as Proxies, each with the full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sturm, Ruger & Company, Inc. (the "Company"), held of record by the undersigned on March 4, 2005 at the Annual Meeting of Stockholders to be held on May 3, 2005 or any adjournment or postponement thereof.

      The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the election of all directors and "FOR" Proposal 2. Please sign exactly as name appears on other side of this proxy form.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

                          STURM, RUGER & COMPANY, INC.
    PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY [ X ]

    [                                                                       ]

A. ELECTION OF DIRECTORS

1. The Board of Directors unanimously recommends a Vote FOR the election of six
Directors:

                        FOR WITHHOLD                           FOR WITHHOLD

 William B. Ruger, Jr.  [ ]   [ ]      Townsend Hornor         [ ]   [ ]
 Stephen L. Sanetti     [ ]   [ ]      John M. Kingsley, Jr.   [ ]   [ ]
 Richard T. Cunniff     [ ]   [ ]      James E. Service        [ ]   [ ]

B. ISSUES

The Board of Directors unanimously recommends a Vote:

                                                       FOR   AGAINST   ABSTAIN
2.    FOR The approval of the appointment of           [ ]     [ ]       [ ]
      KPMG LLP as the independent auditors
      of the Company for the 2005 fiscal year.

                                                       FOR   AGAINST   ABSTAIN
3.    In their discretion, the Proxies are authorized  [ ]     [ ]       [ ]
      to vote upon such other business as may
      properly come before the meeting.

              Dated:          ____________________________________________, 2005
              Signature(s):  ___________________________________________________
                             ___________________________________________________

                                     When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.